UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2023

Nova Vision Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands	001-40713	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Havelock Road #07-12 Singapore	059763
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +65 87183000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, par value $0.0001 per share, one Redeemable Warrant entitling the holder to purchase one half of an Ordinary Share, and one Right entitling the holder to receive one-tenth of an Ordinary Share	NOVVU	NASDAQ Capital Market
Ordinary Shares	NOVV	NASDAQ Capital Market
Warrants	NOVVW	NASDAQ Capital Market
Rights	NOVVW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

Effective April 26, 2023, Nova Vision Acquisition Corp. (the “Company”) dismissed its independent auditor, Marcum LLP. The Audit Committee (the “Audit Committee”) of the Board of Directors of the Company recently completed a comprehensive selection process to determine what audit firm would serve as the Company’s independent registered public accounting firm for the year ending December 31, 2023 and both the Audit Committee and the Board of Directors of the Company approved the engagement of Malone Bailey LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

Marcum LLP’s audit report on the Company’s financial statements as of and for the fiscal year ended December 31, 2022 (the “Audit Report”) did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the Audit Report included an explanatory paragraph indicating that there was substantial doubt about the Company’s ability to continue as a going concern. Furthermore, during the Company’s most recent fiscal year and through April 26, 2023, there have been no disagreements with Marcum LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Marcum LLP’s satisfaction, would have caused Marcum LLP to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements for such period.

For the fiscal year ended December 31, 2022 and through April 26, 2023, there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Marcum LLP with a copy of the disclosure contained herein, prior to its filing with the Securities and Exchange Commission (the “Commission”), and requested that Marcum LLP furnish the Company a letter addressed to the Commission stating whether or not it agreed with the statements herein and, if not, stating the respects in which it does not agree. Marcum LLP’s letter to the Commission is attached hereto as Exhibit 16.1.

During the Company’s most recent fiscal year and through April 26, 2023, neither the Company nor anyone acting on the Company’s behalf consulted Malone Bailey LLP with respect to any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter, dated May 3, 2023, from Marcum LLP addressed to the Commission.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Nova Vision Acquisition Corp.

Dated: May 3, 2023	/s/ Eric Ping Hang Wong
Eric Ping Hang Wong
Chief Executive Officer and Chief Financial Officer

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